                                                                      Exhibit 10

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the references made to our firm under the caption "Financial Statements" and to the use of our reports as follows: our report dated February 5, 2002 (except for footnote 1, as to which the date is December 31, 2002) with respect to the restated 2001 consolidated financial statements of American General Life Insurance Company; our report dated February 1, 2002 (except for footnote 14, as to which the date is December 31, 2002), with respect to the 2001 consolidated financial statements of American General Life Insurance Company; our report dated February 5, 2002 (except for footnote 12, as to which the date is December 20, 2002), with respect to the financial statements of The American Franklin Life Insurance Company; our report dated February 5, 2002 (except for footnote 14, as to which the date is December 20, 2002), with respect to the consolidated financial statements of The Franklin Life Insurance Company; our report dated May 3, 2002 (except for footnote 15, as to which the date is December 20, 2002), with respect to the statutory-basis financial statements of All American Life Insurance Company; and our report dated March 7, 2002 with respect to the 2001 financial statements of American General Life Insurance Company Separate Account D; all included in this Post-Effective Amendment No. 6 to the Registration Statement (Form N-4, Nos. 333-25549 and 811-02441) to be filed by the Registrant, American General Life Insurance Company Separate Account D.


                                                              ERNST & YOUNG LLP


Houston, Texas
April 28, 2003

                                                                      EXHIBIT 10

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Post-Effective Amendment No. 6 to the Registration Statement on Form N-4 (Registration Nos. 333-25549 and 811-02441) of our report dated February 13, 2003 relating to the financial statements of American General Life Insurance Company ("AGL") and our report dated April 8, 2003 relating to the financial statements of AGL Separate Account VL-R, which appear in such Registration Statement. We also consent to the references to us under the heading "Financial Statements" in such Registration Statement.

                                                  /s/ PRICEWATERHOUSECOOPERS LLP
                                                  ------------------------------

Houston, Texas
April 28, 2003